UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 28, 2006

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.          Completion of Acquisition or Disposition of Assets

On March 3, 2006, Duke Realty Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) relating to the acquisition (the “Acquisition”) on February 28, 2006 by Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole general partner, of (i) a portfolio of commercial real estate properties consisting of approximately 2.3 million square feet of surburban office and light industrial buildings located in three primary submarkets in Northern Virginia, (ii) the operating assets of The Mark Winkler Company related to those commercial properties, and (iii) approximately 166 acres of undeveloped land associated with those properties, as described in the Original Form 8-K. This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to include historical and pro forma financial information that give effect to the Acquisition as of and for the year ended December 31, 2005, as required pursuant to Items 2.01 and 9.01 of the Securities and Exchange Commission’s Form 8-K.

Item 9.01.          Financial Statements and Exhibits

(a)  Financial Statements of Real Estate Property Acquired. The following financial statements are filed with this Amendment and are included herein:

The Mark Winkler Operating Properties

Independent Auditors’ Report

Combined Statement of Revenue In Excess of Certain Expenses

Notes to Combined Statement of Revenues In Excess of Certain Expenses

(b)  Unaudited Pro Forma Financial Information. The following financial statements are filed with this Amendment and are included herein:

Duke Realty Corporation and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Statements for the Fiscal
Year Ended December 31, 2005:
Unaudited Pro Forma Condensed Consolidated Balance Sheet
Unaudited Pro Forma Condensed Consolidated Statement Operations
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

(d)  Exhibits. The following exhibit is included in this Amendment:

23.1                Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel
and Corporate Secretary

Dated:       May 10, 2006

Independent Auditors’ Report

The Board of Directors
Duke Realty Corporation

We have audited the accompanying combined statement of revenue in excess of certain expenses (the “Combined Statement”) of The Mark Winkler Operating Properties (the “Properties”) described in note 1 for the year ended December 31, 2005. This Combined Statement is the responsibility of Duke Realty Corporation’s (“Company”) management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of the Company, as described in Note 2 to the Combined Statement. It is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenue in excess of certain expenses, as described in Note 2, of the Properties for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Indianapolis, Indiana
April 28, 2006

THE MARK WINKLER OPERATING PROPERTIES
COMBINED STATEMENT OF REVENUE IN EXCESS OF CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2005

Revenue:
Rental income, including recoveries from tenants	$55,922,720

Certain Expenses:
Rental expenses	10,697,135
Real estate taxes	4,148,694
Interest expense	6,387,917
21,233,746
Revenue in excess of certain expenses	$34,688,974

See accompanying notes to the Combined Statement.

THE MARK WINKLER OPERATING PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE IN EXCESS OF CERTAIN
EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2005

(1) Operating Properties

The Mark Winkler Operating Properties are part of a portfolio acquisition by Duke Realty Limited Partnership (the “Partnership”), of which Duke Realty Corporation (the “Company”) is the sole general partner, of certain assets from the Mark Winkler Company and affiliates that include land held for development and 32 rental properties. The Company acquired 29 of the rental properties in the first quarter of 2006 and will close on the remaining three buildings of the portfolio in the second quarter of 2006. Of the 32 total rental properties, one was placed in service in 2005 and one will be placed in service in 2006. Only the revenue and certain expenses of the 31 acquired properties that were in service as of December 31, 2005 (the “Mark Winkler Operating Properties” or the “Properties”) are included in this Combined Statement.

The Combined Statement for the year ended December 31, 2005 for the Mark Winkler Operating Properties relates to the following properties:

Property Location	Property Type	Rentable Square Footage
Alexandria, VA	Office	14,980
Alexandria, VA	Office	119,088
Alexandria, VA	Office	52,761
Alexandria, VA	Office	239,945
Chantilly, VA	Office	79,067
Alexandria, VA	Office	123,053
Alexandria, VA	Office	87,172
Alexandria, VA	Office	36,276
Alexandria, VA	Office	51,750
Alexandria, VA	Office	52,716
Alexandria, VA	Office	96,411
Chantilly, VA	Office	281,283
Chantilly, VA	Office	158,919
Chantilly, VA	Office	80,339
Chantilly, VA*	Office	82,205
Alexandria, VA	Office	216,482
Alexandria, VA	Office	199,005
Sterling, VA	Industrial	61,500
Sterling, VA	Industrial	69,587
Sterling, VA	Office	120,000
Sterling, VA	Industrial	94,545
Sterling, VA	Industrial	42,580
Sterling, VA	Office	24,196

THE MARK WINKLER OPERATING PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE IN EXCESS OF CERTAIN
EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2005

(1) Operating Properties, continued

Sterling, VA	Industrial	57,600
Sterling, VA	Office	18,372
Sterling, VA	Industrial	24,050
Sterling, VA	Industrial	64,537
Sterling, VA	Industrial	21,600
Sterling, VA	Industrial	48,958
Sterling, VA	Industrial	43,120
Sterling, VA	Industrial	126,841
Chantilly, VA**	Office	169,540

*	Property was placed in service in December 2005.
**	Property excluded from the Combined Statement as it was not in service during 2005.

(2) Basis of Presentation

The accompanying Combined Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A to be filed by the Company. The Combined Statement is not representative of the actual results of operations of the Mark Winkler Company and affiliates for the year ended December 31, 2005, due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Mark Winkler Operating Properties:

•              Depreciation and amortization.

•              Property management fees.

•              Other costs not directly related to the proposed future operations of the Mark Winkler Operating Properties.

Additionally, rental revenues from the properties related to leases with the Mark Winkler Company and affiliates are not included in the Combined Statement as they will be eliminated in consolidation when presenting the future operations of the Mark Winkler Operating Properties.

(3) Summary of Significant Accounting Policies

(A) Revenue Recognition

Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.

THE MARK WINKLER OPERATING PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE IN EXCESS OF CERTAIN
EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2005

(B) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Combined Statement in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(4) Rent Revenue

Space is leased to tenants under various operating leases with initial terms ranging from one year to twenty-five years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 2005 are as follows:

2006	$50,682,983
2007	47,512,350
2008	45,357,777
2009	41,149,058
2010	34,997,135
Thereafter	119,975,017
$339,674,320

(5) Interest Expense

The Mark Winkler Operating Properties have total secured mortgage debt outstanding, as of December 31, 2005, with a face value of approximately $113.2 million that matures from 2014 to 2025. The secured mortgage debt bears interest at fixed rates ranging from 5.57% to 8.33%. There was one property placed in service in December 2005 and, accordingly, interest expense was only recorded during the portion of 2005 in which it was in service.

THE MARK WINKLER OPERATING PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE IN EXCESS OF CERTAIN
EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2005

(6) Debt Maturities

At December 31, 2005 the scheduled amortization and maturities of indebtedness of the Mark Winkler Operating Properties for the next five years and thereafter were as follows (in thousands):

2006	$1,107,210
2007	1,734,091
2008	1,892,461
2009	2,020,714
2010	2,157,888
Thereafter	104,306,325
$113,218,689

DUKE REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

The unaudited pro forma condensed consolidated balance sheet of Duke Realty Corporation and Subsidiaries (the “Company”) as of December 31, 2005 is presented as if the acquisition of the Mark Winkler Properties occurred on December 31, 2005. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 is presented as if the acquisition of the Mark Winkler Properties occurred on January 1, 2005.

The Company acquired 29 rental properties and land held for development in the first quarter of 2006 and will close on an additional three rental properties in the second quarter of 2006. Of the 32 total rental properties, one was placed in service in 2005 and one will be placed in service in 2006. The unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the Company’s consolidated historical financial statements including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent the Company’s financial position as of December 31, 2005, or the results of operations for the year then ended that would have actually occurred had the acquisition been completed on December 31, 2005 for the purposes of the balance sheet or January 1, 2005 for the purposes of the statement of operations, or to project the Company’s financial position or results of operations as of any future date or for any future period.

DUKE REALTY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2005
(UNAUDITED, IN THOUSANDS, EXCEPT PAR VALUE AMOUNTS)

		The Mark
		Winkler		Pro
	Historical	Properties		Forma
ASSETS
Net real estate investments	$5,034,422	$792,776	A	$5,827,198
Cash and cash equivalents	26,732			26,732
Accounts receivable, net of allowance of $1,093	31,342			31,342
Straight line rent receivable, net of allowance of $1,538	95,948			95,948
Receivables on construction contracts, including retentions	50,035			50,035
Deferred financing costs, net of accumulated amortization of $14,113	27,118			27,118
Deferred leasing and other costs, net of accumulated amortization of $112,246	227,648	71,425	B	299,073
Escrow deposits and other assets	154,315			154,315
	$5,647,560	$864,201		$6,511,761

LIABILITIES AND SHAREHOLDERS’ EQUITY

Secured and unsecured debt	$2,600,651	$864,201	C	$3,464,852
Construction payables and amounts due subcontractors, including retentions	93,137			93,137
Accounts payable and accrued expenses	149,564			149,564
Other liabilities	133,920			133,920
Tenant security deposits and prepaid rents	34,924			34,924
Total liabilities	3,012,196	864,201		3,876,397

Minority interest	182,566			182,566

Shareholders’ equity:
Preferred shares ($.01 par value); 5,000 shares authorized; 2,365 shares issued and outstanding	657,250			657,250

Common shares ($.01 par value); 250,000 shares authorized; 143,509 shares issued and outstanding	1,347			1,347
Additional paid-in capital	2,266,204			2,266,204
Accumulated other comprehensive income (loss)	(7,118)			(7,118)
Distributions in excess of net income	(464,885)			(464,885)
Total shareholders’ equity	2,452,798			2,452,798
	$5,647,560	$864,201		$6,511,761

See accompanying notes to pro forma condensed consolidated financial statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

		Revenue in Excess
		of Certain Expenses
		of the		Other
		Mark Winkler		Pro-Forma		Pro
	Historical	Properties		Adjustments		Forma
RENTAL OPERATIONS:
Revenues:
Rental income from continuing operations	$676,634	$55,923	D	($520	)E	$732,037
Equity in earnings of unconsolidated companies	29,549					29,549
Operating expenses:
Rental expenses	158,013	10,697	D	923	E	169,633
Real estate taxes	82,751	4,149	D			86,900
Interest expense	120,369	6,388	D	38,341	F	165,098
Depreciation and amortization	226,503					226,503
	587,636	21,234		39,264		648,134

Earnings from continuing rental operations	118,547	34,689		(39,784)		113,452

SERVICE OPERATIONS:
Total income from service operations	41,019					41,019

General and administrative expense	(27,835)					(27,835)

Operating income	131,731	34,689		(39,784)		126,636

OTHER INCOME (EXPENSE):
Interest income	5,844					5,844
Earnings from sale of land and ownership interests in unconsolidated companies, net of impairment adjustments	14,201					14,201
Other revenue (expense)	(1,207)					(1,207)
Minority interest income (expense)	(10,816)			459	H	(10,357)
Income from continuing operations	139,753	34,689		(39,325)		135,117

Dividends on preferred shares	(46,479)					(46,479)

Net income available for common shareholders	$93,274	$34,689		($39,325)		$88,638

Basic net income per common share-continuing operations	$0.66					$0.63

Diluted net income per common share- continuing operations	$0.65					$0.63

Weighted average number of common shares outstanding	141,508					141,508

Weighted average number of common and dilutive potential common shares	155,877					155,877

See accompanying notes to pro forma condensed consolidated financial statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(A)            Represents the portion of the total purchase price and related costs allocated to the 32 rental properties and land held for development (“the Mark Winkler Properties”) acquired from the Mark Winkler Company and affiliates subsequent to December 31, 2005. The rental properties of the Mark Winkler Properties are classified and accounted for as held for sale by the Company and, accordingly, no depreciation or amortization is recognized in the Pro-Forma Condensed Consolidated Statement of Operations. Accounts receivable, other assets, accounts payable and other liabilities associated with the purchase of the properties are not considered material and have been excluded from the pro forma condensed consolidated balance sheet. The allocation of the purchase price based on the fair values of assets acquired is preliminary.

(B)              Represents the preliminary estimate of fair value of intangible assets, such as above/below market leases and in place lease value, related to the acquisition.

(C)              Represents the fair value of assumed mortgage debt and line of credit and term loan borrowings used to finance the acquisition of the properties.

Mortgage debt assumed at fair value	$151,060
Borrowings on unsecured line of credit	13,141
Term loan borrowings	700,000
$864,201

To fund the total acquisition of certain assets from the Mark Winkler Company and affiliates, the Company obtained a $700 million term loan with a term of six months and extension options for an additional six months. The term loan bears interest at LIBOR plus .525%.

Borrowings outstanding under the Company’s unsecured line of credit bear interest at LIBOR plus .525%.

The face value of the assumed mortgage debt at the time of acquisition was $144,485.

(D)             Represents historical revenue in excess of certain expenses for the 31 rental properties that were in service during the year ended December 31, 2005. Historical revenue and certain expenses exclude amounts, which would not be comparable to the future operations of the properties such as property management costs, depreciation and amortization. Also excluded are carrying costs related to the undeveloped land.

(E)               Represents amortization of above/below market leases.

(F)               Represents property management costs for the acquired properties that were in service during 2005.

(G)              Interest expense related to the assumed mortgage debt has been adjusted to fair value. Interest expense for one rental property placed in service in December 2005 was only recorded during the portion of 2005 in which it was in service and for one rental property not yet in service as of December 31, 2005, interest expense has not been recorded during 2005, due to the Company’s policy to capitalize interest expense for the period until the property is substantially complete and ready for its intended use. Interest expense on the fixed rate mortgage debt was recorded at fair value with effective rates ranging from 5.64% to 5.72%.   The term loan and the unsecured line of credit bear interest at LIBOR plus .525%, resulting in an average effective interest rate for the year of 5.44%. The purchase of undeveloped land was financed through borrowings on the term loan.

(H)             Represents the share of Revenue in Excess of Certain Expenses and Pro-Forma adjustments attributable to the minority interest of the 9% of the units of Duke Realty Limited Partnership (the “Partnership”) not held by the Company.  The majority of the Company’s rental operations are conducted through the Partnership.